UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period: August 31, 2019

1

Item 1. Reports to Stockholders.

Hoya Capital Housing ETF
Ticker: HOMZ

Semi-Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund‘s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Hoya Capital Housing ETF

Hoya Capital Housing ETF

Dear Shareholders,

On behalf of the entire Hoya Capital Real Estate team, we want to express our gratitude for the confidence you have placed in the Hoya Capital Housing ETF (“HOMZ” or the “Fund”). The following information pertains to the period from March 19, 2019 through August 31, 2019 (the “current fiscal period”).

HOMZ is a passively-managed, diversified ETF that offers efficient and cost-effective exposure to residential real estate, one of the largest asset classes in the world. HOMZ invests in 100 domestic companies involved in the housing industry including residential Real Estate Investment Trusts (“REITs”), homebuilders, home improvement companies, and real estate services and technology firms. We believe that HOMZ captures the “thematic growth” trends associated with favorable demographics for household formations, the recovery in new home construction, the realization of deferred home improvement spending, and the effects of the lingering housing shortage.

The Fund seeks to track the total return performance, before fees and expenses, of the Hoya Capital Housing 100® Index (the “Index”). The Index is a rules-based index designed to track the 100 companies that collectively represent the performance of the U.S. Housing Industry. Index components are reviewed semi-annually for eligibility, and the weights are re-set accordingly.

From inception on March 19, 2019 through August 31, 2019, HOMZ has outperformed the S&P 500® Index by 576 basis points. During this current fiscal period, the market value and net asset value (“NAV”) for HOMZ has generated a cumulative total return of 9.97% and 10.00%, respectively, compared to a return of 4.24% on the S&P 500® Index. Hoya Capital Housing 100® Index increased 10.24%. Meanwhile, outstanding shares ended the current fiscal period at 250,000.

From a U.S. Housing Industry Sector perspective, the Homebuilders, Home Building Products & Materials, and Home Improvement Retailers sectors were the leading contributors while the Home Furnishings & Home Goods, Mortgage Lenders & Servicers, and Real Estate Technology, Brokerage & Services were the leading detractors.

The U.S. Housing Industry has exhibited impressive resilience in 2019 as key housing data points have reaccelerated since earlier this year, powered by the tailwinds of significantly lower mortgage rates and strong demographic-driven demand. Harvard University’s Joint Center for Housing Studies (JCHS) projects that the number of households in their mid-30s to mid-40s will increase by 2.9 million over the decade, fueled by the maturing millennial generation, which is largest generation in American history.1

Over the next decade, this historically large millennial generation will be entering a housing market that is, by many measures, historically undersupplied. On a rolling 10-year average, residential fixed investment as a share of GDP is near the

Hoya Capital Housing ETF

lowest level since the end of WWII, a function of underinvestment in both new home construction and existing home repair and renovation activity.2 The effects of this housing shortage, we believe, has been a persistent rise in overall housing costs, manifesting in rising rents and higher home values. A secondary effect of this underinvestment has been an accumulation of deferred home improvement spending associated with the aging of the U.S. housing stock.

We see a compelling long-term investment case for HOMZ over the next decade and beyond as the combination of historically low housing supply and strong demographic-driven demand has provided a favorable macroeconomic backdrop for companies involved in the U.S. housing industry. Because the forecasted distribution of households between renting and owning remains uncertain and driven by near-term economic conditions and housing policy, we believe that capturing diversified exposure across the entire U.S. housing sector is the most effective way to capture these thematic growth trends.

We look forward to keeping you well informed.

Sincerely,
Alex Pettee, CFA
President & Director of Research and ETFs
Hoya Capital Real Estate, Adviser to the Fund

Must be preceded or accompanied by a prospectus.

Investing involves risks. Principal loss is possible. The Fund is not actively managed. The Fund’s investments will be concentrated in housing and real estate-related industries. Investments in real estate companies and the construction and housing industry involve unique risks. Real estate companies, including REITs, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Many factors may affect real estate values, including the availability of mortgages and changes in interest rates. Real estate companies are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. The construction and housing industry can be significantly affected by the real estate markets. Compared to large cap companies, small and mid-capitalizations companies may be less stable, and their securities may be more volatile and less liquid. As with all ETFs, the shares may be bought and sold in the secondary market at market prices and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Although it is expected that the market price of the shares will approximate the Fund’s NAV, there may be times when the market price of the Fund’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the Fund’s shares or during periods of market volatility.

Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

Hoya Capital Housing ETF

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Basis points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

1 “The State of the Nation’s Housing.” Joint Center for Housing Studies of Harvard University. 2019. https://www.jchs.harvard.edu/sites/default/files/Harvard_JCHS_State_of_the_Nations_Housing_2019.pdf.

2 US Bureau of Economic Analysis. July 26, 2019. Gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period. Residential Fixed Investment consists of purchases of residential structures by private businesses, by nonprofit institutions, and by governments in the United States.

The Hoya Capital Housing 100 Index is a rules-based index composed of the 100 companies that collectively represent the performance of the US Housing Industry. The index is designed to track total annual spending on housing and housing-related services across the United States. The Index is divided into four US Housing Industry Business Segments, weighted based on their relative contribution to GDP: 1) Home Ownership and Rental Operators; 2) Home Building and Construction; 3) Home Improvement and Furnishings; 4) Home Financing, Technology & Services.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Diversification does not assure a profit or protect against loss in a declining market.

Hoya Capital Real Estate is the advisor to HOMZ which is distributed by Quasar Distributors, LLC.

Hoya Capital Housing ETF

Portfolio Allocation

As of August 31, 2019 (Unaudited)

Sector	Percentage of Net Assets
Residential REITs & Real Estate Operators ♦	30.0%
Homebuilders	15.6
Home Building Products & Materials	14.9
Home Furnishings & Home Goods	14.3
Mortgage Lenders & Servicers	9.7
Home Improvement Retailers	6.7
Property, Title & Mortgage Insurance	5.1
Real Estate Technology, Brokerage & Services	3.4
Short-Term Investments	0.3
Other Assets in Excess of Liabilities	0.0+
Total	100.0%

♦

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to the developments that significantly affest those sectors. See Note 7 in Notes to Financial Statements.

+	Represents less than 0.05% of net assets.

Hoya Capital Housing ETF

Schedule of Investments

August 31, 2019 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.7%
	Home Building Products & Materials — 14.9%
560	American Woodmark Corporation	$46,127
1,080	AO Smith Corporation	50,242
550	Armstrong World Industries, Inc. (a)	52,508
1,350	Beacon Roofing Supply, Inc. (a)	43,038
310	Cavco Industries, Inc. (a)	56,876
560	Eagle Materials, Inc.	47,146
920	Fortune Brands Home & Security, Inc.	46,975
1,280	Leggett & Platt, Inc.	47,603
180	Lennox International, Inc.	45,680
2,120	Louisiana-Pacific Corporation (a)	50,965
1,290	Masco Corporation	52,542
330	Mohawk Industries, Inc. (a)	39,234
980	Owens Corning (a)	56,213
1,390	PotlatchDeltic Corporation	53,487
440	PPG Industries, Inc.	48,748
110	Sherwin-Williams Company	57,942
770	Simpson Manufacturing Company, Inc.	49,434
730	Trex Company, Inc. (a)	62,437
310	Watsco, Inc.	50,701
2,120	Weyerhaeuser Company	55,777
		1,013,675
	Home Furnishings & Home Goods — 14.3%
920	Aarons, Inc.	58,981
30	Amazon.com, Inc. (a)	53,289
2,390	At Home Group, Inc. (a)	16,109
3,590	Bed Bath & Beyond, Inc. (a)	34,715
200	Costco Wholesale Corporation	58,952
1,340	Herman Miller, Inc.	56,655
1,540	La-Z-Boy, Inc.	49,080
370	Middleby Corporation (a)	40,574
4,710	Overstock.com, Inc. (a)	74,088
550	RH (a)	78,788
1,460	Sleep Number Corporation (a)	61,086
610	Target Corporation	65,294
780	Tempur Sealy International, Inc. (a)	60,154
970	TJX Companies, Inc.	53,321
480	Walmart, Inc.	54,845

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
August 31, 2019 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Home Furnishings & Home Goods — 14.3% (Continued)
350	Wayfair, Inc. (a)	$39,459
390	Whirlpool Corporation	54,245
950	Williams-Sonoma, Inc.	62,510
		972,145
	Home Improvement Retailers — 6.7%
990	Home Depot, Inc.	225,631
2,040	Lowe’s Companies, Inc.	228,888
		454,519
	Homebuilders — 15.6%
2,180	DR Horton, Inc.	107,845
3,620	KB Home	101,686
1,870	Lennar Corporation	95,370
3,000	MDC Holdings, Inc.	116,010
1,900	Meritage Homes Corporation (a)	124,146
30	NVR, Inc. (a)	107,970
2,980	PulteGroup, Inc.	100,724
4,740	Taylor Morrison Home Corporation (a)	113,096
2,660	Toll Brothers, Inc. (a)	96,265
7,350	TRI Pointe Group, Inc. (a)	102,900
		1,066,012
	Mortgage Lenders & Servicers — 9.7%
2,510	AGNC Investment Corporation	37,324
4,640	Annaly Capital Management, Inc.	38,512
1,540	Bank of America Corporation	42,365
880	BB&T Corporation	41,932
2,280	Chimera Investment Corporation	43,479
430	First Republic Bank	38,580
3,280	Huntington Bancshares, Inc.	43,460
390	JPMorgan Chase & Company	42,845
260	M&T Bank Corporation	38,015
5,860	MFA Financial, Inc.	42,016
2,600	New Residential Investment Corporation	36,582
330	PNC Financial Services Group, Inc.	42,547
3,000	Regions Financial Corporation	43,860
700	SunTrust Banks, Inc.	43,057
3,320	Two Harbors Investment Corporation	41,932

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
August 31, 2019 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Mortgage Lenders & Servicers — 9.7% (Continued)
940	Wells Fargo & Company	$43,776
		660,282
	Property, Title & Mortgage Insurance — 5.1%
440	Allstate Corporation	45,052
1,100	Fidelity National Financial, Inc.	48,334
790	First American Financial Corporation	46,175
3,140	MGIC Investment Corporation (a)	39,721
1,900	Old Republic International Corporation	44,384
530	Progressive Corporation (a)	40,174
1,890	Radian Group, Inc.	42,620
300	Travelers Companies, Inc.	44,088
		350,548
	Real Estate Technology, Brokerage & Services — 3.4%
1,040	CoreLogic, Inc. (a)	50,336
1,360	RE/MAX Holdings, Inc.	34,911
5,720	Realogy Holdings Corporation	27,342
720	RealPage, Inc. (a)	45,842
2,470	Redfin Corporation (a)	41,718
1,030	Zillow Group, Inc. (a)	35,463
		235,612
	Residential REITs & Real Estate Operators — 30.0% ♦
2,050	American Campus Communities, Inc.	95,284
3,940	American Homes 4 Rent	100,785
1,900	Apartment Investment & Management Company	96,900
470	AvalonBay Communities, Inc.	99,903
920	Camden Property Trust	99,590
2,860	CubeSmart	102,646
810	Equity LifeStyle Properties, Inc.	109,123
1,250	Equity Residential	105,950
330	Essex Property Trust, Inc.	106,016
910	Extra Space Storage, Inc.	110,947
3,030	HCP, Inc.	105,171
5,030	Host Hotels & Resorts, Inc.	80,681
3,730	Invitation Homes, Inc.	107,275
850	Mid-America Apartment Communities, Inc.	107,678
3,330	Park Hotels & Resorts, Inc.	78,422

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
August 31, 2019 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.7% (Continued)
	Residential REITs & Real Estate Operators — 30.0% ♦ (Continued)
410	Public Storage	$108,544
780	Sun Communities, Inc.	115,284
2,130	UDR, Inc.	102,623
1,460	Ventas, Inc.	107,149
1,180	Welltower, Inc.	105,681
		2,045,652
	TOTAL COMMON STOCKS (Cost $6,389,909)	6,798,445

	SHORT-TERM INVESTMENTS — 0.3%
17,883	First American Government Obligations Fund, Class X, 2.05% *	17,883
	TOTAL SHORT-TERM INVESTMENTS (Cost $17,883)	17,883
	TOTAL INVESTMENTS — 100.0% (Cost $6,407,792)	6,816,328
	Other Assets in Excess of Liabilities — 0.0% +	2,969
	NET ASSETS — 100.0%	$6,819,297

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
♦

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in Notes to Financial Statements

*	Rate shown is the annualized seven-day yield as of August 31, 2019.
+	Represents less than 0.05% of net assets.

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Statement of Assets and Liabilities

August 31, 2019 (Unaudited)

ASSETS
Investments in securities, at value (cost $6,407,792)	$6,816,328
Dividends and interest receivable	5,343
Total assets	6,821,671

LIABILITIES
Management fees payable	2,374
Total liabilities	2,374

NET ASSETS	$6,819,297

Net Assets Consist of:
Paid-in capital	$6,404,924
Total distributable earnings (accumulated deficit)	414,373
Net assets	$6,819,297

Net Asset Value:
Net Assets	$6,819,297
Shares outstanding^	250,000
Net asset value, offering and redemption price per share	$27.28

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Statement of Operations

For the Period Ended August 31, 2019* (Unaudited)

INCOME
Dividends	$56,019
Interest	112
Total investment income	56,131

EXPENSES
Management fees	10,250
Total expenses	10,250
Net investment income (loss)	45,881

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	479
Change in unrealized appreciation (depreciation) on investments	408,536
Net realized and unrealized gain (loss) on investments	409,015
Net increase (decrease) in net assets resulting from operations	$454,896

*	The Fund commenced operations on March 19, 2019. The information presented is for the period from March 19, 2019 to August 31, 2019.

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Statement of Changes in Net Assets

Period Ended August 31, 2019 (Unaudited) (1)
OPERATIONS
Net investment income (loss)	$45,881
Net realized gain (loss) on investments	479
Change in unrealized appreciation (depreciation) of investments	408,536
Net increase (decrease) in net assets resulting from operations	454,896

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(40,523)
Total distributions to shareholders	(40,523)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,404,895
Transaction fees (Note 6)	29
Net increase (decrease) in net assets derived from capital share transactions (a)	6,404,924
Net increase (decrease) in net assets	$6,819,297

NET ASSETS
Beginning of period	$—
End of period	$6,819,297

(a)	A summary of capital shares transactions is as follows:

Period Ended August 31, 2019 (Unaudited) (1)
Shares
Subscriptions	250,000
Redemptions	—
Net increase (decrease)	250,000

(1)	Fund commenced operations on March 19, 2019. The information presented is for the period from March 19, 2019 to August 31, 2019.

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Financial Highlights

For a capital share outstanding throughout the period

	Period Ended August 31, 2019 (Unaudited) (1)
Net asset value, beginning of period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.24
Net realized and unrealized gain (loss) on investments	2.26
Total from investment operations	2.50

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.22)
Total distributions	(0.22)

CAPITAL SHARE TRANSACTIONS:
Transaction fees (see Note 6)	0.00	(3)

Net asset value, end of year/period	$27.28

Total return	10.00	%(4)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$6,819

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.45	%(5)
Net investment income (loss) to average net assets	2.01	%(5)
Portfolio turnover rate (6)	5	%(4)

(1)	Commencement of operations on March 19, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)	Represents less than $0.005 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Notes to the Financial Statements

August 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

Hoya Capital Housing ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before fees and expenses, of the Hoya Capital Housing 100™ Index (the “Index”). The Fund commenced operations on March 19, 2019.

The end of the reporting period for the Fund is August 31, 2019, and the period covered by these Notes to Financial Statements is the period from March 19, 2019 to August 31, 2019 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ACS”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2019 (Unaudited) (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2019 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$6,798,445	—	—	$6,798,445
Short-Term Investments	17,883	—	—	17,883
Total Investments in Securities	$6,816,328	—	—	$6,816,328

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2019 (Unaudited) (Continued)

income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid monthly by the Fund. Distributions to shareholders of net realized gains on securities are declared and paid by the Fund on, at least, an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2019 (Unaudited) (Continued)

H.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period, that materially impacted the amounts or disclosures in the Fund’s financial statements.

I.

New Accounting Pronouncements. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of these changes and has adopted the disclosure framework.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hoya Capital Real Estate, LLC (the “Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Penserra Capital Management, LLC, (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser at an annual rate of 0.45% based on the Fund’s average daily net assets.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2019 (Unaudited) (Continued)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $357,852 and $266,965, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations were $6,298,542 and there were no redemptions.

During the current fiscal period, the Fund paid $0 in brokerage commissions on trades of securities to Penserra Securities, LLC, an affiliate of the Sub-Adviser.

NOTE 5 – INCOME TAX INFORMATION

The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations. The amount and character of tax basis distributions and composition of net assets, including distributable earnings (accumulated deficit) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined for the current fiscal period. Since the Fund did not have a full fiscal year, the tax cost of investments is the same as noted in the Schedule of Investments.

The tax character of distributions paid by the Fund during the current fiscal period is estimated to be $40,523 of ordinary income.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2019 (Unaudited) (Continued)

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of at least 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. There were no variable fees received during the current fiscal period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

NOTE 7 – PRINCIPAL RISK

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated, and the Index is expected to be concentrated in housing and real estate-related industries. When the Fund focuses its investments in a particular industry or sector, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2019 (Unaudited) (Continued)

that significantly affect that industry or group of industries. In addition, the value of shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of industries. An industry may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Construction and Housing Risk. The construction and housing industry can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

NOTE 8 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the 1940 Act. At the end of the current fiscal period, employees of the Adviser indirectly owned greater than 25% of the outstanding shares of the Fund in the secondary market.

Hoya Capital Housing ETF

Expense Example

For the Period Ended August 31, 2019 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 19, 2019(1)	Ending Account Value August 31, 2019	Expenses Paid During the Period
Actual	$ 1,000.00	$ 1,100.00	$2.14(2)
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,022.87	$2.29(3)

(1)	Fund commencement.
(2)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.45%, multiplied by the average account value during the period, multiplied by 166/366, to reflect the current fiscal period.

(3)

The dollar amount shown as expenses paid during the period is equal to the annualized expense ratio, 0.45%, multiplied by the average account value during the period, multiplied by 184/366, to reflect the one-half year period.

Hoya Capital Housing ETF

Approval of Advisory Agreements & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on January 9-10, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the following agreements (collectively, the “Agreements”):

●

The Investment Advisory Agreement (the “Advisory Agreement”) between Hoya Capital Real Estate, LLC (the “Adviser” or “Hoya”) and the Trust, on behalf of the Hoya Capital Housing ETF (“HOMZ” or the “Fund”); and

●	the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Adviser, the Trust, on behalf of the Fund, and Penserra Capital Management, LLC (the “Sub-Adviser” or “Penserra”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser and Sub-Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services to be provided by the Adviser and Sub-Adviser; (ii) the cost of the services to be provided and the profits expected to be realized by the Adviser and its affiliates from services rendered to the Fund; (iii) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (iv) the extent to which economies of scale are expected to be realized as the Fund grows and whether the advisory fee for the Fund reflect these economies of scale for the benefit of the Fund; and (v) any other financial benefits to the Adviser, the Sub-Adviser, and their affiliates resulting from services rendered to the Fund.

Prior to and during the Meeting, representatives from the Adviser and Sub-Adviser, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate each firm’s fees and other aspects of the Agreements. Among other things, representatives from the Adviser and Sub-Adviser provided overviews of their advisory businesses, including key personnel and compliance programs. The Board then discussed the written materials and oral presentations that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services to be Provided. The Trustees considered the scope of services to be provided under the Advisory Agreement, noting that the Adviser will be providing investment management services to HOMZ. In considering the nature, extent, and quality of the services to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance program and the report from the Trust’s CCO

Hoya Capital Housing ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

regarding his review of the Adviser’s compliance program. The Board considered it had discussed with the Adviser the various resources expected to be used to implement the firm’s investment strategy, including the Adviser’s personnel and marketing plans. The Board noted that it had received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of questions that included, among other things, information about the background and experience of the firm’s compliance personnel, the services to be provided by the Adviser, and the ownership structure of the firm.

The Board also considered other services to be provided to HOMZ, such as monitoring adherence to the HOMZ’s investment restrictions, oversight of the sub-adviser, monitoring compliance with various HOMZ’s policies and procedures and with applicable securities regulations, and monitoring the extent to which HOMZ achieved its investment objective as a passively-managed fund. The Board noted that a subsidiary of the Adviser was the index provider for HOMZ, while the sub-adviser would be responsible for implementing a replication or sampling strategy to track the performance of the index. The Board considered that, because a subsidiary of the Adviser is the index provider, the Adviser may have certain conflicts of interest with respect to the management of the index, but noted that the Adviser had adopted policies and procedures to mitigate such conflicts.

Historical Performance. The Board noted that HOMZ had not yet commenced operations and concluded that the performance of HOMZ, thus, was not a relevant factor in their deliberations. The Board also considered that, because HOMZ is designed to track the performance of an index and the trading for HOMZ would be handled by a sub-adviser, HOMZ’s performance would not be the direct result of investment decisions made by the Adviser. Consequently, with respect to HOMZ’s performance, the Board in the future would focus on the Adviser’s oversight of the sub-adviser’s services, including whether HOMZ’s performance exhibited significant tracking error.

Cost of Services Provided and Economies of Scale. The Board reviewed the proposed expense ratio for HOMZ and compared it to the universe of Real Estate ETFs as reported by Morningstar. The Board noted the expense ratio for HOMZ was slightly above the median of such peer group. The Board determined that HOMZ’s expense ratio was reasonable given the unique nature of the index tracking the entire housing industry versus a particular component of such industry. The Board also considered the expense ratios of a group of competitor funds identified by the Adviser and noted that the expense ratio for HOMZ was in line with the average expense ratio for such competitor funds.

The Board took into consideration that the advisory fee for HOMZ was a “unified fee,” meaning HOMZ would pay no other than the advisory fee and certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary

Hoya Capital Housing ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board noted the Adviser would be responsible for compensating the Trust’s other service providers and paying HOMZ’s other expenses out of its own fee and resources. The Board also evaluated the compensation and benefits expected to be received by the Adviser from its relationship with HOMZ, taking into account an analysis of the Adviser’s profitability with respect to HOMZ and the financial resources the Adviser had committed and proposed to commit to its business. The Board determined that such analyses were not a significant factor given that HOMZ had not yet commenced operations and consequently, the future size of HOMZ was generally unpredictable. The Board noted that it intends to monitor fees as HOMZ grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Approval of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services to be Provided. The Board considered the scope of services to be provided to HOMZ under the Sub-Advisory Agreement, noting that Penserra would provide investment management services to HOMZ, as well as other ETFs, including certain series of the Trust. The Board noted the responsibilities Penserra would have as HOMZ’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of HOMZ; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of HOMZ shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to HOMZ.

In considering the nature, extent, and quality of the services to be provided by Penserra, the Board considered reports of the Trust’s CCO with respect to Penserra’s compliance program and its experience providing investment management services to other ETFs, including other series of the Trust. Penserra’s registration form (“Form ADV”) was provided to the Board, as was the response of Penserra to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day

Hoya Capital Housing ETF

Approval of Advisory Agreements & Board Considerations
(Unaudited) (Continued)

management of HOMZ. The Board also considered Penserra’s resources and capacity with respect to portfolio management, compliance, and operations given the number of new funds for which it would be sub-advising.

Historical Performance. The Board noted that HOMZ had not yet commenced operations. Consequently, the Board determined performance was not a relevant consideration with respect to HOMZ. The Board also considered that, because the investment objective of HOMZ is to track the performance of an index, the Board in the future would focus on the extent to which HOMZ achieved its investment objective as a passively-managed fund.

Costs of Services Provided and Economies of Scale. The Board reviewed the advisory fees to be paid by Hoya to Penserra for its services to HOMZ. The Board considered the fees to be paid to Penserra would be paid by Hoya from the fee it received from HOMZ and noted the fee reflected an arm’s-length negotiation between Hoya and Penserra based on the nature and expected size of HOMZ. The Board further determined that the fee reflected an appropriate allocation of the advisory fee paid to each adviser given the work performed by each firm and noted that the fees were generally in line with those charged by Penserra in connection with other similar series of the Trust and other funds managed by Penserra. The Board noted that Penserra has an affiliated broker-dealer that was expected to execute some or all of the brokerage transactions for HOMZ, and consequently, Penserra would indirectly benefit from commissions paid to such affiliated broker-dealer. The Board also evaluated the compensation and benefits expected to be received by Penserra from its relationship with HOMZ, taking into account an analysis of Penserra’s profitability with respect to HOMZ.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Hoya Capital Housing ETF

Information About Portfolio Holdings

(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.thehousingetf.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.thehousingetf.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Information About the Fund’s Trustees
(Unaudited)

The SAI includes additional information about the Fund’s Trustees and is available without charge, Upon request, by calling (800) 617-0004 or by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at www.thehousingetf.com.

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Adviser

Hoya Capital Real Estate, LLC
137 Rowayton Avenue, Suite 430
Rowayton, Connecticut 06853

Index Provider

Hoya Capital Index Innovations, LLC
137 Rowayton Avenue, Suite 430
Rowayton, Connecticut 06853

Sub-Adviser

Penserra Capital Management, LLC
4 Orinda Way, Suite 100-A
Orinda, California 94563

Distributor

Quasar Distributors, LLC
777 East Wisconsin Ave, 6th Floor
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Hoya Capital Housing ETF

Symbol – HOMZ
CUSIP – 26922A230

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annul reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	11/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	11/5/19

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	11/5/19

*	Print the name and title of each signing officer under his or her signature.